Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
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       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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    In connection with the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2004 of BrightStar Information Technology Group, Inc. (the "Form 10-K"), I, Joseph A. Wagda, Acting Chief Financial Officer of BrightStar Information Technology Group, Inc., certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) such Form 10-K for the year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (4) the information contained in such Form 10-K for the year ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of BrightStar Information Technology Group, Inc.

    A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to BrightStar Information Technology Group, Inc. and will be retained by BrightStar Information Technology Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.







Date: April 14, 2004                      BY:    /s/ Joseph A. Wagda
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                                               Joseph A. Wagda
                                               Acting Chief Financial Officer